SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:


 [  ] Preliminary Proxy Statement  [  ]  Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))

 [X] Definitive Proxy Statement


 [  ] Definitive Additional Materials


  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.



                            HERLEY INDUSTRIES, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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     [ ]  Fee paid previously with preliminary materials.
          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ____________________________________________

     (2)  Form, Schedule or Registration Statement No.: ______________________

     (3)  Filing Party:  _____________________________________________________

     (4)  Date Filed: ________________________________________________________

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                February 1, 2000
                             ----------------------


To the Stockholders of HERLEY INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Herley Industries, Inc. will be held at the Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 17601 on Tuesday, February 1, 2000 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

     1.   To elect two directors.

     2 To consider and act upon a proposal to ratify the adoption of a 1997 Stock Option Plan, set forth as "Exhibit A".

     3. To consider and act upon a proposal to ratify the adoption of a 1998 Stock Option Plan, set forth as "Exhibit B".

     4. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on December 28, 1999 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                By Order of the Board of Directors,

                                         LEE N. BLATT
                                     Chairman of the Board


Dated:    December 29, 1999
          Lancaster, Pennsylvania

                             HERLEY INDUSTRIES, INC.
                                10 Industry Drive
                          Lancaster, Pennsylvania 17603
                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, February 1, 2000

     The Annual Meeting of Stockholders of Herley Industries, Inc. (the "Company") will be held on Tuesday, February 1, 2000 at The Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 17601 at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders. This proxy statement and the enclosed proxy has been mailed on or about December 29, 1999 to all stockholders as of the record date.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

     Only stockholders of record on December 28, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding one class of voting capital stock, namely 4,577,728 shares of Common Stock, $.10 par value. Stockholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a majority of the votes cast at the meeting is required for approval of each matter to be submitted to a vote of the stockholders. For purposes of determining whether proposals requiring a majority of the votes cast at the meeting have received a majority vote, abstentions will not be included in the vote totals, and in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on such vote, but will be counted in the determination of a quorum.

     To the  knowledge  of the  Board  of  Directors,  upon  whose  behalf  this solicitation is made, the only persons owning of record or beneficially more than 5% of the Company's outstanding Common Stock as of the Record Date are Lee
N. Blatt, Chairman of the Board, residing in Vero Beach, Florida, who owns 604,263 (12.0%) shares, Myron Levy, President, residing in Lancaster, Pennsylvania, who owns 628,941 (12.6%) shares, Kennedy Capital Management, Inc. which owns 388,379 (8.5%) shares, Fidelity Management & Research, Inc. which owns 450,566 (9.8%) shares, and Emerald Asset Management, Inc. which owns 336,170 (7.3%) shares.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of Directors consisting of not less than three nor more than twelve directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of seven directors as set forth below.


       Class I                    Class II                   Class III
 (To serve until the         (To Serve until the        (To Serve until the
  Annual Meeting of           Annual Meeting of          Annual Meeting of
 Stockholders in 2000)       Stockholders in 2001)      Stockholders in 2002)
 --------------------        --------------------       --------------------

Lee N. Blatt                 Dr. Alvin M. Silver (1)   Adm. Thomas J. Allshouse
Adm. Edward K. Walker,       John A. Thonet               (Ret.)(1)
  Jr. (Ret.) (1)             Myron Levy                David H. Lieberman

(1) Member of Compensation and Audit Committees


     Adm. Thomas J. Allshouse (Ret.) and David Lieberman, directors in Class III, are to be elected at this 1999 Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders as set forth above or until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Directors who are not employees of the Company receive a fee of $7,500 for each annual meeting of the Board of Directors and $1,500 for each interim Board of Directors or committee meeting attended. There were five meetings of the Board of Directors during the fiscal year ended August 1, 1999, including the annual meeting. Each Director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended August 1, 1999, there was one meeting each of the Audit and Compensation Committees. The Audit
Committee is involved in discussions with the Company's independent certified public accountants with respect to the year end audited financial statements. The Compensation Committee recommends executive compensation and the granting of stock options and warrants to key employees. See "Compensation Committee Report on Executive Compensation." The Company does not have a nominating committee.

Security Ownership

     The following table sets forth the indicated information as of November 1, 1999 with respect to the beneficial ownership of the Company's securities by:
(i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Company, and (iii) by all executive officers and directors as a group:

                                                         Shares of Common
                                                         Stock Beneficially
                                          Director         Owned (1)(5)
        Name                   Age         Since         Shares    Percent
        ----                   ---        ---------      ------    -------
Lee N. Blatt (2)(4)(5)         71           1965         604,263    12.0%
Myron Levy (4)(5)              59           1992         628,941    12.6%
Anello C. Garefino (4)(5)      52           -             44,031     1.0%
Allan L. Coon (4)              63           -             51,332     1.1%
George Hopp (4)                61           -             21,334
Adam J. Bottenfield (4)        39           -             25,834
Ray Umbarger (4)               52           -             20,287
Mark A. Krumm (4)              53           -              5,000
Howard M. Eckstein (4)         48           -              7,500
Mitchell Tuckman (4)           48           -              4,000
Richard Poirier (4)            34           -              5,150
Adm. Thomas J. Allshouse (4)   74           1983          34,666
David H. Lieberman (4)         54           1985          13,933
John A. Thonet (3)(4)          49           1991          39,693
Alvin M. Silver (4)            68           1997          24,000
Adm. Edward K. Walker, Jr.
   (Ret.) (4)                  66           1997          16,000
Kennedy Capital Management,
   Inc. (6)                     -           -            388,379     8.5%
Fidelity Management &
   Research, Inc. (7)           -           -            450,566     9.8%
Emerald Asset Management,
   Inc. (8)                     -           -            336,170     7.3%
Directors and executive
  officers  as a group
  (16 persons)                                         1,545,964    27.2%
---------

(1) No executive officer or director owns more than one percent of the outstanding shares of Common Stock unless otherwise indicated. Ownership represents sole voting and investment power.

(2) Does not include an aggregate of 285,102 shares owned by family members, including Hannah Thonet, Rebecca Thonet, Kathi Thonet, Randi Rossignol, Max
     Rossignol, Henry Rossignol,  Patrick Rossignol and Allyson Gerber, of which
     Mr. Blatt disclaims beneficial ownership.

(3) Does not include 109,332 shares, owned by Mr. Thonet's children, Hannah and Rebecca Thonet, and 24,278 shares owned by his wife, Kathi Thonet. Mr.
     Thonet disclaims beneficial ownership of these shares.

(4) Includes shares subject to options exercisable within the 60 days after November 1, 1999 at prices ranging from $2.535 to $16.46 per share pursuant to the Company's Stock Plans: Lee N. Blatt - 333,333, Myron Levy - 333,333,
     Anello C. Garefino - 6,000,  Allan L. Coon - 51,332,  George Hopp - 16,890,
     Adam J. Bottenfield - 23,999, Ray Umbarger - 19,334, Mark A. Krumm - 5,000,
     Howard Eckstein - 7,500, Mitchell Tuckman - 4,000, Richard Poirier - 4,933,
     Adm.  Thomas J. Allshouse - 23,333,  David H.  Lieberman - 13,333,  John A.
     Thonet - 23,333, Alvin M. Silver - 15,000, Edward K. Walker - 15,000.

(5) Includes shares subject to outstanding warrants exercisable within 60 days after November 1, 1999 at a price of $4.6406: Lee N. Blatt - 133,333, Myron
     Levy - 66,667,  Anello C.  Garefino - 13,333.

(6)  Address is 10829 Olive Boulevard, St. Louis, Missouri 63141.

(7)  Address is 82 Devonshire Street, Boston, Massachusetts 02109.

(8)  Address is 1857 William Penn Way, Suite 203, Lancaster, Pennsylvania 17605.


Principal Occupations of Directors

     The following is a brief account of the business experience for the past five years of the Company's directors:

     Mr. Lee N. Blatt is a co-founder of the Company and has been Chairman of the Board of the Company since its organization in 1965. Mr. Blatt holds a Bachelors Degree in Electrical Engineering from Syracuse University and a Masters Degree in Business Administration from City College of New York.

     Mr. Myron Levy has been President of the Company since June 1993 and served as Executive Vice President and Treasurer since May 1991, and prior thereto as Vice President for Business Operations and Treasurer since October 1988. For more than ten years prior to joining the Company, Mr. Levy, a certified public accountant, was employed in various executive capacities, including Vice-President, by Griffon Corporation (formerly Instrument Systems Corporation).

     Mr. David H. Lieberman has been a director of the Company since 1985 and Secretary of the Company since 1994. Mr. Lieberman has been a practicing attorney in the State of New York for more than the past ten years and is a member of the firm of Blau, Kramer, Wactlar & Lieberman, P.C., general counsel to the Company.

     Admiral Thomas J. Allshouse (Ret.) has been a director of the Company since September 1983. Prior to 1981, when he retired from the United States Navy, Admiral Allshouse served for 34 years in various naval officer positions, including acting as commanding officer of the United States Naval Ships Parts Control Center. Admiral Allshouse holds a Bachelors Degree in Engineering from the United States Naval Academy and a Masters Degree in Business Administration from Harvard University.

     Dr. Alvin M. Silver has been a director of the Company since October 1997. Since 1977, Dr. Silver has been Executive Vice President of the Ademco Division of Pittway Corporation. Dr. Silver holds a Bachelors Degree in Industrial Engineering from Columbia University, a Masters Degree in Industrial Engineering from Stevens Institute of Technology and a Doctor of Engineering Science Degree in Industrial Engineering/Operations Research from Columbia University. Dr. Silver is a Professor at the Frank G. Zarb School of Business of Hofstra University.

     Mr. John A. Thonet has been a director of the Company since 1991 and President of Thonet Associates, an environmental consulting firm specializing in land planning and zoning matters for more than the past ten years. Mr. Thonet is the son-in-law of Mr. Blatt.

     Admiral Edward K. Walker, Jr. (Ret.) has been a director of the Company since October 1997. Since his retirement from the United States Navy in 1988, Admiral Walker has been Vice President, Administration for Resource Consultants, Inc., a member of Gilbert Associates, Inc. which is a professional services company providing services to the Department of Defense, particularly the Navy, in a wide range of technical, engineering and management disciplines. Prior to his retirement from the United States Navy, Admiral Walker served for 34 years in various naval officer positions, including Commander of the Naval Supply Systems Command, and Chief of Supply Corps. Admiral Walker holds a Bachelors Degree from the United States Naval Academy and Masters Degree in Business Administration from The George Washington University.

                                   MANAGEMENT

Officers of the Company

     The executive officers of the Company are as follows:

Name                               Position(s) with the Company
----                               ----------------------------

Lee N. Blatt                       Chairman of the Board and Chief Executive
                                     Officer
Myron Levy                         President and Director
David H. Lieberman                 Secretary and Director
Allan L. Coon                      Senior Vice President
Anello C. Garefino                 Vice President-Finance, Treasurer and Chief
                                     Financial Officer
Adam J. Bottenfield                Vice President
Howard M. Eckstein                 Vice President
Dr. Chandra Gupta                  Vice President
George Hopp                        Vice President
Mark A. Krumm                      Vice President
Richard Poirier                    Vice President
Mitchell Tuckman                   Vice President
Ray Umbarger                       Vice President

     Mr. Allan L. Coon joined the Company in 1992 and was appointed Senior Vice President, General Manager Microwave Products Group, in December 1998, and served as a Vice President since December 1995. Prior to joining the Company, Mr. Coon was Senior Vice President and Chief Financial Officer of Alpha Industries, Inc., a publicly traded company engaged in military and commercial electronic programs.

     Mr. Anello C. Garefino has been employed by the Company in various executive capacities for more than the past five years. Mr. Garefino, a certified public accountant, was appointed Vice President-Finance, Treasurer and Chief Financial Officer in June 1993. From 1987 to January 1990, Mr. Garefino was Corporate Controller of Exide Corporation.

     Mr. Adam J. Bottenfield was appointed Vice President - Engineering in July 1997, and served as Systems Engineering Manager since the Company's acquisition of Vega in 1993. From 1984 to 1993, Mr. Bottenfield was Manager of Digital and Software Engineering of Vega.

     Mr. Howard M. Eckstein was appointed Vice President - General Manager, Space and Communications Group in December 1998 and was Vice President-New Product Development upon joining the Company in April 1998. Mr. Eckstein has 25 years experience in the design and development of aerospace telemetry equipment and systems. Mr. Eckstein served from 1992 to 1998 as Vice President - Advanced Products for L3 Communications, and as Vice President - Engineering from 1986 to 1992. Mr. Eckstein earned his Bachelors Degree in Electrical Engineering from the Pennsylvania State University and holds a Masters Degree in Engineering from the University of Pennsylvania.

     Dr. Chandra Gupta was appointed Vice President, Manager of Operations - Microwave Products Group in September 1999. Prior to joining the Company, Dr. Gupta was the Integrated Product Team Manager for Marconi North America, CNI Division. Dr. Gupta received his Ph.D and undergraduate degrees from the University of Wales, UK.

     Mr. George Hopp was appointed Vice President - International Marketing in July 1997. Mr. Hopp has been employed by the Company in a sales and marketing position since 1995. For more than ten years prior to joining the Company, Mr. Hopp was Director of International Programs for Northrop Grumman, Military Aircraft Division.

     Mr. Mark A. Krumm was appointed Vice President for Business Development upon joining the Company in November 1997. For more than 10 years prior to joining the Company, Mr. Krumm was program manager for various electronic defense systems with Harris Corporation. Mr. Krumm has a Bachelors Degree in Aerospace engineering from St. Louis University and holds a Masters Degree in Business Administration from Southern Illinois University.

     Mr. Richard Poirier joined Micro-Dynamics, Inc. ("MDI") in 1987 as a Microwave Engineer. Following the acquisition of MDI by Herley in 1992, Mr. Poirier was appointed Sales Manager. On September 30, 1999, Mr. Poirier was appointed Vice President. Mr. Poirier received his Bachelor of Science in Electrical Engineering from Marquette University.

     Mr. Mitchell Tuckman became a Vice President of Herley upon the acquisition of General Microwave Corporation ("GMC") in January 1999. At the time of the acquisition, Mr. Tuckman was President - Chief Executive Officer of GMC since March, 1995. He was Executive Vice President and Chief Operating Officer of GMC from August, 1994 until March, 1995. From June, 1993 until August, 1994, Mr. Tuckman was Vice President-Microwave Engineering of GMC. Prior to that, he was Chief Microwave Engineer of GMC.

     Mr. Ray Umbarger was appointed Vice President - Domestic Marketing in July 1997, having been employed by the Company since June 1995. For more than ten years prior to that, Mr. Umbarger served in the U.S. Navy where he was a Captain. His responsibilities in the Navy included the design, development production, deployment and life cycle support of all Navy, and in some cases, all Department of Defense target systems. Mr. Umbarger received a Bachelors Degree in Aeronautical Engineering from the U.S. Naval Academy, a Masters Degree in Aeronautical Engineering from Princeton University and a Masters Degree in Business Administration from Monmouth College.

Executive Compensation

     The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer, and the Company's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers") for services rendered for the fiscal years ended August 1, 1999, August 2, 1998, and August 3, 1997.


                                 Summary Compensation Table

                          Annual Compensation (1)              Long-Term Compensation
Name and                                                   Securities
Principal            Fiscal                                Underlying        All Other
Position             Year      Salary(2)    Bonus(3)       Options/SARs(4)   Compensation
---------            ------    ---------    --------       ---------------   ------------

Lee N. Blatt         1999      $ 475,908   $ 538,126          500,000 (7)     $ 4,800 (6)
Chairman of          1998        485,549     303,191             -              4,800
the Board            1997        531,629     302,432          599,999 (5)       4,500

Myron Levy           1999      $ 329,166   $ 430,501          500,000 (7)     $ 9,525 (6)
President            1998        333,912     242,553             -              9,300
                     1997        307,764     181,460          400,000 (5)       9,000

Allan L. Coon        1999      $ 137,157   $  35,000           20,000 (7)     $ 6,622 (6)
Senior               1998        110,011      30,000             -              6,153
Vice President       1997        110,011        -              73,332 (5)       5,751

Anello C. Garefino   1999      $ 105,019   $  15,000           15,000 (7)     $ 4,068 (6)
Vice President       1998        100,760      20,000             -              3,845
Finance-Treasurer    1997        101,914        -              59,999 (5)       3,579

George Hopp          1999      $ 108,011   $   7,500           10,000 (7)     $ 1,494 (6)
Vice  President      1998        107,615       7,500              -             1,488
                     1997        107,615        -              18,666 (5)       1,422

--------------

(1) Does not include Other Annual Compensation because amounts of certain perquisites and other non-cash benefits provided by the Company do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(2)  Amounts  set  forth  herein  include  cost  of  living   adjustments  under
     employment contracts.

(3)  Represents  for  Messrs.  Blatt  and  Levy  incentive   compensation  under
     employment agreements.

(4) Adjusted to give effect to a four-for-three stock split on September 30, 1997.

(5) Consisting of the following options issued in October 1996 for the right to purchase Common Stock of the Company at a price of $6.9375: Lee N. Blatt -
     133,333; Myron Levy - 100,000, Allan L. Coon - 26,666, Anello C. Garefino -
     13,333; options granted in February 1997 at a price of $8.3438 and repriced to $6.0938 in April 1997: Lee N. Blatt 133,333, Myron Levy - 100,000, Allan
     L. Coon - 20,000, Anello C. Garefino - 20,000, and George Hopp - 5,333; and options granted in May 1997 at a price of $6.4688: Lee N. Blatt - 333,333,
     Myron Levy - 200,000, Allan L. Coon - 26,666, Anello C. Garefino - 26,666, and George Hopp - 13,333.

(6)  All Other Compensation  includes: (a) group term life insurance as follows:
     $4,725 for Mr. Levy, $2,387 for Mr. Coon, $902 for Mr. Garefino, and $1,494 for Mr. Hopp, and (b) contributions to the Company's 401(k) Plan as a pre-tax salary deferral as follows: $4,800 for each of Messrs. Blatt and Levy, $4,235 for Mr. Coon, and $3,166 for Mr. Garefino.

(7) Consisting of the following options issued in August 1998 for the right to purchase Common Stock of the Company at a price of $9.25: Lee N. Blatt -
     250,000, Myron Levy - 250,000; options granted in December 1998 at a price of $11.44: Allan L. Coon - 10,000, Anello C. Garefino - 7,500, and George
     Hopp - 5,000; and at a price of $13.15 (at 115% of the market price on date of issue): Allan L. Coon - 10,000, Anello C. Garefino - 7,500, and George
     Hopp - 5,000; and options granted in June 1999 at a price of $12.13: Lee N.
     Blatt - 125,000,  and Myron  Levy -  125,000,  and at a price of $13.94 (at
     115% of the market price on date of issue): Lee N. Blatt - 125,000, and Myron Levy - 125,000.



Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information concerning the stock options granted to the named executive officers during fiscal 1999. Since the end of fiscal 1999, the Company has not granted any stock options or warrants to any of these individuals.



                                     Individual Grants
                   Number of                                              Potential Realized Value at
                  Securities       % of Total                               Assumed Annual Rates of
                  Underlying     Options Issued    Exercise                 Stock Price Appreciation
                  Options        to Employees in     Price   Expiration          Option Term (3)
Name              Granted(1)      Fiscal Year(2)    ($/Sh)     Date         0%        5%        10%
----              ----------     ---------------    ------  -----------    ---       ---        ---

Lee N. Blatt        125,000            10          $ 13.94    6/17/09    $ 0.00  $  725,831  $ 2,188,178
                    125,000            10            12.13    6/17/09      0.00     953,168    2,415,516
                    250,000            21             9.25    8/14/08      0.00   1,454,319    3,685,529

Myron Levy          125,000            10          $ 13.94    6/17/09    $ 0.00  $  725,831  $ 2,188,178
                    125,000            10            12.13    6/17/09      0.00     953,168    2,415,516
                    250,000            21             9.25    8/14/08      0.00   1,454,319    3,685,529

Allan L. Coon        10,000             1          $ 13.15   12/10/08    $ 0.00  $   54,776  $   165,135
                     10,000             1            11.44   12/10/08      0.00      71,933      182,292

Anello C. Garefino    7,500             1          $ 13.15   12/10/08    $ 0.00  $   41,082  $   123,851
                      7,500             1            11.44   12/10/08      0.00      53,950      136,719

George Hopp           5,000            -           $ 13.15   12/10/08    $ 0.00  $   27,388  $    82,568
                      5,000            -             11.44   12/10/08      0.00      35,966       91,146
--------

(1) Options were issued in fiscal 1999 at 100% and at 115% of the closing price of the Company's Common Stock on dates of issue and vest as follows: Lee N.
     Blatt and Myron Levy - 250,000 options each which vest at date of grant, and 250,000 options each - one third of which vest at date of grant, one-third vest one year from date of grant and the balance vest two years from date of grant; Allan L. Coon, Anello C. Garefino, and George Hopp - one fifth of the options vest one year from date of grant and one fifth each year thereafter.

(2) Total options issued to employees and directors in fiscal 1999 were for 1,250,500 shares of Common Stock.

(3) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the Common Stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of the Common
     Stock. The column headed "0%" is included to demonstrate that the options were issued with an exercise price greater than or equal to the trading price of the Common Stock so that the holders of the options will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets forth stock options exercised during fiscal 1999 and all unexercised stock options and warrants held by the named executive officers as of August 1, 1999.

                                                                                                 Value of
                                                          Number of Unexercised           Unexercised In the-Money
                      Shares                              Options and Warrants               Options and Warrants
                     Acquired on         Value            at Fiscal Year-End(2)             at Fiscal Year-End (3)
Name                 Exercise(#)     Realized($)(1)     Exercisable      Unexercisable    Exercisable   Unexercisable
----                 ------------    --------------     -----------      -------------    -----------   -------------

Lee N. Blatt           261,113      $ 2,066,512            383,333          166,666        $ 1,450,000    $ 770,830
Myron Levy             338,892        2,615,042            316,667          166,666            834,380      770,830
Allan L. Coon            5,000           37,967             57,332           16,000            388,806       25,266
Anello C. Garefino      38,890          354,472             16,333           12,000            127,860       18,950
George Hopp               -                -                14,890           15,999            109,369       71,875

--------

(1) Values are calculated by subtracting the exercise price from the trading price of the Common Stock as of the exercise date.
(2) Adjusted to give effect to a four-for-three stock split on September 30, 1997.
(3) Based upon the trading price of the Common Stock of $13.875 on August 1, 1999.


Employment Agreements

     Lee N. Blatt has entered into an employment agreement with the Company, dated as of October 1, 1998, (as modified January 26, 1999 and June 17, 1999), which provides for a four year and three month term, terminating on December 31, 2002. Pursuant to the agreement, Mr. Blatt receives compensation consisting of a base salary of $587,972, with an annual cost of living increase and an incentive bonus. Mr. Blatt's incentive bonus is 5% of the pretax income of the Company in excess of $2,000,000.

     Myron Levy has entered into an employment agreement with the Company, dated as of October 1, 1998, (as modified January 26, 1999 and June 17, 1999), which provides for a four year and three month term, terminating on December 31, 2002, and a five year consulting period commencing at the end of the active employment period. Pursuant to the agreement, Mr. Levy receives compensation consisting of a base salary of $433,876, with an annual cost of living increase and an incentive bonus. Mr. Levy's incentive bonus is 4% of the pretax income of the Company in excess of $2,000,000. Mr. Levy's compensation during the consulting period is at the annual rate of $100,000.

     The employment agreements with Messrs. Blatt and Levy provide for certain payments following death or disability. The employment agreements also provide, in the event of a change in control of the Company, as defined therein, the right, at their election, to terminate the agreement and receive a lump sum payment of approximately three times their annual salary.

     Allan L. Coon has entered into a severance agreement with the Company, dated June 11, 1997, which provides that in the event Mr. Coon is terminated other than for cause prior to June 12, 1999, he is entitled to two years' base salary and in the event he is so terminated after June 11, 1999 and before June 12, 2002, he is entitled to one year's base salary. Mr. Coon's base salary as of November 1, 1999 is $175,000.

     Anello C. Garefino has entered into a severance agreement with the Company, dated February 18, 1998, which provides that in the event Mr. Garefino is terminated other than for cause prior to February 19, 2000, he is entitled to two years' base salary and in the event he is so terminated after February 18, 2000 and before February 19, 2003, he is entitled to one year's base salary. Mr. Garefino's base salary as of November 1, 1999 is $105,000.

Indemnification Agreements

     Herley has entered into separate indemnification agreements with the officers and directors of Herley. Herley has agreed to provide indemnification with regard to certain legal proceedings so long as the indemnified officer or director has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of Herley and with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Herley only provided indemnification for expenses, judgments, fines and amounts paid in settlement actually incurred by the relevant officer or director, or on his or her behalf, arising out of proceedings brought against such officer or director by reason of his or her corporate status.

Certain Transactions

     On September 23, 1999, the Company closed on the sale of GMC's property in Amityville, New York and relocated the plant to a leased facility in Farmingdale, New York. The Company entered into a 10 year lease agreement with a partnership owned by the children of certain officers of the Company. The lease provides for initial minimum annual rent of $312,390, subject to escalation of approximately 4% annually throughout the 10 year term. The Company believes that these rents are at the fair market value. The outside directors of the Company unanimously approved this transaction.

Stock Plans

     Certain officers and directors of the Company hold options or warrants to purchase Common Stock under the Company's 1992 Non-Qualified Stock Option Plan, 1996 Stock Option Plan, 1997 Stock Option Plan, and 1998 Stock Option Plan (collectively, the "Stock Plans"), and under certain warrant agreements.

     1992 Non-Qualified Stock Option Plan. The 1992 Non-Qualified Stock Option Plan covers 1,333,333 shares of Common Stock. Under the terms of the plan, the purchase price of the shares, subject to each option granted, is 100% of the fair market value at the date of grant. The date of exercise is determined at the time of grant by the Compensation Committee or the Board of Directors. If not specified, 50% of the shares can be exercised each year beginning one year after the date of grant. The options expire ten years from the date of grant. In December 1995, this plan was terminated except for outstanding options thereunder. At August 1, 1999, non-qualified options to purchase 12,668 shares of Common Stock were outstanding under this plan.

     1996 Stock Option Plan. The 1996 Stock Option Plan covers 666,666 shares of Common Stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the Compensation Committee or the Board of Directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire ten years from the date of grant. At August 1, 1999, non-qualified options to purchase 79,663 shares of Common Stock were outstanding under this plan.

     1997 Stock Option Plan. The 1997 Stock Option Plan covers 1,666,666 shares of Common Stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the Compensation Committee or the Board of Directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire ten years from the date of grant. Options for 875,500 shares of Common Stock were granted during the fiscal year ended August 1, 1999. At
August 1, 1999, options to purchase 927,282 shares of Common Stock were outstanding under this plan.

     1998 Stock Option Plan. The 1998 Stock Option Plan covers 1,500,000 shares of Common Stock. Options granted under the plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. Under the terms of the plan, the exercise price of options granted under the plan will be the fair market value at the date of grant. The nature and terms of the options to be granted are determined at the time of grant by the Compensation Committee or the Board of Directors. If not specified, 100% of the shares can be exercised one year after the date of grant. The options expire ten years from the date of grant. Options for 375,000 shares of Common Stock were granted during the fiscal year ended August 1, 1999. At
August 1, 1999, options to purchase 375,000 shares of Common Stock were outstanding under this plan.

     On August 14, 1998, the Company issued 10 year options to purchase 250,000 shares of Common Stock at a price of $9.25 per share, the fair market value at the date of grant, under these plans to each of Lee N. Blatt and Myron Levy, which options vest one third on each of the grant date and on the first and second anniversary dates of the grant date. On June 17, 1999, the Company issued 10 year options under these plans, which options vest immediately, to each of Lee N. Blatt and Myron Levy to purchase 125,000 shares of Common Stock at a price of $12.13 per share, the fair market value at the date of grant; and options to purchase 125,000 shares of Common Stock at a price of $13.94 per share, which was 115% of the fair market value at the date of grant.

     Warrant Agreements. In April 1993, common stock warrants were issued to certain officers and directors for the right to acquire 573,333 shares of Common Stock at an exercise price of $5.3475 per share, which was the closing price of the Common Stock on the date of issue. In December 1995, warrants with respect to 533,333 of these shares were canceled, and the remaining 40,000 warrants were exercised in March 1998. In December 1995, warrants were issued to certain officers for the right to acquire 293,333 shares of Common Stock at an exercise price of $4.6425 per share at date of issue. These warrants expire December 13, 2005. During fiscal 1998, warrants to purchase 66,667 shares of Common Stock were exercised at a price of $4.6425. At August 1, 1999, warrants to purchase 213,333 shares of Common Stock at $4.6425 per share were outstanding.

Employee Savings Plan

     The Company maintains an Employee Savings Plan that qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code. This plan allows employees to contribute between 2% and 15% of their salaries to the plan. The Company, at its discretion, can contribute 100% of the first 2% of the employees' salary so contributed and 25% of the next 4% of salary. Additional Company contributions can be made, depending on profits. The aggregate benefit payable to an employee depends upon the employee's rate of contribution, the earnings of the fund, and the length of time such employee continues as a participant. The Company recognized expenses of approximately $266,000 for the 52 weeks ended August 1, 1999, and approximately $197,000 and $181,000 for the 52 weeks ended August 2, 1998 and the 53 weeks ended August 3, 1997, respectively. For the year ended August 1, 1999, $4,800, $4,800, $4,235, and $3,166 was contributed by the Company to this plan for Messrs. Blatt, Levy, Coon and Garefino, respectively, and $32,146 was contributed for all officers and directors as a group.

Board of Directors Interlocks and Insider Participation

     The Company's Compensation Committee consists of Messrs. Thomas J. Allshouse, Edward K. Walker, Jr. and Alvin M. Silver. None of these persons were officers or employees of the Company during fiscal 1999 nor had any relationship requiring disclosures in this Proxy Statement.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

Compensation Committee Report on Executive Compensation

     The primary function of the Compensation Committee is to oversee policies relating to executive compensation including salary, incentive bonuses, fringe benefits and stock option awards. Its objective is to attract and retain qualified individuals by providing competitive compensation, while, at the same time, linking such compensation to corporate objectives. The Committee believes that providing a direct relationship between corporate results and executive compensation will best serve shareholder interest. This link between executive compensation and corporate performance is facilitated through incentive bonuses based on earnings and also through stock option awards. Salary ranges for the chief executive officer and other executive officers are based on the underlying accountability of each executive's position, which is reviewed on a regular basis, subject to the terms and conditions of employment agreements.

     Stock options are granted to employees, including the Company's executive officers, by the Compensation Committee under the Company's stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of the officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee utilizes the services of independent consultants to perform analysis and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant is paid on a retainer basis.

Relationship of Compensation to Performance for Officers and Chief Executive Officer

     The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock option plans maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance.

    The Compensation Committee:     Thomas J. Allshouse
                                    Edward K. Walker
                                    Alvin M. Silver

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities (Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities
Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

     Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return to the Company's stockholders during the five year period ended August 1, 1999 as well as an overall stock market index (NASDAQ Stock Market-US) and the Company's peer group index (S&P Aerospace/Defense):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
       AMONG HERLEY INDUSTRIES, INC., THE NASDAQ STOCK MARKET-US INDEX AND
                        THE S & P AEROSPACE/DEFENSE INDEX


                                                        Cumulative Total Return
                                     --------------------------------------------------------------
                                       7/94       7/95       7/96       7/97       7/98       7/99


HERLEY INDUSTRIES, INC.               100.00     136.51     222.22     352.38     336.52     469.84
NASDAQ STOCK MARKET (U.S.)            100.00     140.40     152.98     225.75     265.75     379.01
S & P AEROSPACE/DEFENSE               100.00     148.90     193.21     273.78     208.03     217.78


* $100 INVESTED ON JULY 31, 1994 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JULY 31.

PROPOSALS TO ADOPT THE 1997 STOCK OPTION PLAN AND THE 1998 STOCK OPTION PLAN

Introduction

     At the Annual Meeting there will be presented to stockholders two proposals to approve the adoption of the Herley Industries, Inc. 1997 Stock Option Plan, and the 1998 Stock Option Plan (the"Option Plans"), which were approved by the Board of Directors on May 1, 1997 and June 17, 1998, respectively. Eligible participants are officers and employees of the Company or any of its subsidiaries or affiliates. Options granted under the Option Plans may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or non-qualified stock options.

     Management believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain qualified officers and employees and to motivate their best efforts on behalf of the Company's interests. The Company believes that the Option Plans will constitute an important part of the Company's compensation of its officers and other employees.

     The full text of the Option Plans appear as "Exhibit A" and "Exhibit B" to this Proxy Statement. The principal features of the Option Plans are summarized below, but such summary is qualified in its entirety by the full text of the Option Plans.

Stock Subject to the Plan

     The stock to be offered under the Option Plans consist of shares, whether authorized but unissued or reacquired by the Company, of Common Stock of the Company. The total number of shares of Common Stock issuable upon the exercise of all stock options under the Option Plans may not exceed 3,166,666 shares, subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plans

     The Option Plans are to be administered by the Board of Directors of the Company; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a Compensation Committee or a Stock Option Committee (the "Committee") consisting of no fewer than two directors. The Board intends that its Compensation Committee will administer the Option Plans.

     Subject to the terms of the Option Plans, the Board of Directors or the Committee may determine and designate those officers and employees who are to be granted stock options under the Option Plans and the number of shares to be subject to such options and, as hereinafter described, the nature and terms of the options to be granted. The Board of Directors or the Committee shall also, subject to the express provisions of the Option Plans, have authority to interpret the Option Plans and to prescribe, amend and rescind the rules and regulations relating to the Option Plans.

Grant of Options

     Officers and employees of the Company or any of its subsidiaries or affiliates are eligible to participate in the Option Plans.

     The exercise price for incentive stock options granted under the Option Plans will be the fair market value of the Company's Common Stock on the date of grant of the stock option (or in the case of incentive stock options granted to any individual who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company [a "Principal Stockholder"], 110% of such fair market value). The exercise price for Non-Qualified Stock Options granted under the Option Plans will be not less than such fair market value. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in the Company's capital.

Exercise of Stock Options

     Stock options granted under the Option Plans shall expire not later than ten years from the date of grant, or in the case of any incentive stock option granted to a Principal Stockholder, five years from the date of grant or such shorter period as the Committee may determine.

     Stock options granted under the Option Plans may become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Subject to this power of the Committee, and except in the manner described below upon the death of the Optionee, a stock option may be exercised for all of the subject shares on and after the first such anniversary of the date of the grant of such Option, but in no event later than the expiration of the term of the Option.

     Upon the exercise of a stock option, Optionees may pay the exercise price in cash, by certified or bank cashiers check or, at the option of the Company, in shares of Common Stock of the Company valued at its fair market value on the date of exercise, or a combination thereof. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the Board of Directors or the Committee determines that the optionee has recognized gross income under the Code resulting from such exercise. These taxes may, at the option of the Company, be paid in shares of Common Stock.

     An Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be exercisable by the Optionee unless, at all times since the date of grant and at the time of exercise, such Optionee is an employee of the Company, or any subsidiary or affiliate, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any subsidiary or any affiliate, the Optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

     In the event of the death of an Optionee (i) while an employee of the Company, any parent corporation of the Company or any subsidiary, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any subsidiary (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such Optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it is exercisable on the date of such termination.

     To the extent the aggregate market value of the Common Stock (determined as of the date of grant) with respect to which any options granted are intended to be designated as Incentive Stock Options under the Option Plans (or any other incentive stock option plan of the Company or any subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered Incentive Stock Options.

     Stock options granted under the Option Plans may not be transferred by the holder other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder.

Change in Control

     In the event of a Change in Control (as defined), (a) all options outstanding on the date of such Change in Control shall, for a period of sixty
(60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.

Federal Income Tax Consequences

     Incentive Stock Options granted under the Option Plans are intended to be qualified incentive stock options in accordance with the provisions of Section 422 of the Code. All other options granted under the Option Plans are non-qualified options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an incentive stock option will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of non-qualified options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of the Company's Common Stock at such time. So long as such option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

     Upon the exercise of an Incentive Stock Option granted under the Option Plans, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a non-qualified option, an employee who is not a director or officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an option by an officer of the Company, while he or she is subject to Section 16(b) of the Securities Exchange Act of 1934, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

     Upon subsequent disposition of the shares subject to the option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock; provided, that if the shares subject to an incentive stock option are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the Optionee.

Board Position and Required Vote

     The affirmative vote of a majority of the outstanding shares voting on this proposal is required for approval of the adoption of the Option Plans by the shareholders.

     The Board of Directors recommends a vote FOR approval of the adoption of the Option Plans by the shareholders.

                            MISCELLANEOUS INFORMATION

     A representative of Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended August 1, 1999, plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than October 1, 2000 to be considered for inclusion in the Company's next Proxy Statement.

     A copy of the Company's Annual Report for the fiscal year ended August 1, 1999 has been provided to all stockholders as of the Record Date. The Annual Report is not to be considered as proxy soliciting material.



                                         By Order of the Board of Directors,

                                                   LEE N. BLATT
                                               Chairman of the Board

Dated: December 29, 1999
       Lancaster, Pennsylvania

                                                           Exhibit A
                             HERLEY INDUSTRIES, INC.
                             1997 Stock Option Plan

SECTION 1.  GENERAL PROVISIONS

1.1.  Name and General Purpose

     The name of this plan is the Herley Industries, Inc. 1997 Stock Option Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Herley Industries, Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees of the Company to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b.   "Board" means the Board of Directors of the Company.

     c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

          (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

          (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

     d.   "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means the Committee referred to in Section 1.3 of the Plan.

     f. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

     g. "Company" means Herley Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     h. "Fair Market Value" means the market price of the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on NASDAQ on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

     i "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

     j. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

     k. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan.

     l. "Option" means any option to purchase Common Stock under Section 2 of the Plan.

     m. "Participant" means any officer or employee of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

     n. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     o. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan

     The Plan shall be administered by the Committee appointed by the Board consisting of two or more members of the Board all of who shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility

     Stock options may be granted only to officers or employees of the Company or a Subsidiary or Affiliate. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  Shares

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 1,666,666 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, at the option of the Board or Committee, (a) all options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.

1.7  Non-Alienation of Benefits

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  Administrative Expenses

     The entire expense of administering the Plan shall be borne by the Company.

1.10 General Conditions

     a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under
          Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant ; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in
          Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of two or more members, each of whom is a non-employee director.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  Compliance with Applicable Law

        Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  Effective Dates

        The Plan was adopted by the Board on May 1, 1997. The Plan shall terminate on April 30, 2007.

Section 2.  OPTION GRANTS

2.1  Authority of Committee

        Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

        Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option").

        It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

        Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

        The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

2.2  Option Exercise Price

        The price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted.

        If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Incentive Stock Option Grants

        Each Incentive Stock Option will be subject to the following provisions:

        a.  Term of Option

          An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

        b.  Annual Limit

          To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock
          Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

        c.  Exercise

          Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised only in installments as follows: up to one-half of the subject shares on and after the first anniversary of the date of grant, up to all of the subject shares on and after the second such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

          An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

          Upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within one year thereafter, but only to the extent such option is exercisable on the date of such termination.

          In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

          Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

        d.  Transferability

          An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.4  Non-Qualified Stock Option Grants

        Each Non-Qualified Stock Option will be subject to the following provisions:

        a.  Term of Option

               A Non-Qualified Stock Option will be for a term of not more than ten years from the date of grant.

        b.  Exercise

               The exercise of a Non-Qualified Stock Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above except that (i) upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within three years thereafter and (ii) in the event of the death of an Optionee within three years after termination on account of Total Disability of all employment with the Company, or any subsidiary or affiliate, such Optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee may exercise such Optionee's option at any time within a period of three years from the date of death.

        c.  Transferability

               A Non-Qualified Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, except as may be permitted by the Board or the Committee.

2.5  Agreements

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

                                                          Exhibit B
                             HERLEY INDUSTRIES, INC.
                             1998 Stock Option Plan

SECTION 1.  GENERAL PROVISIONS

1.1.  Name and General Purpose

     The name of this plan is the Herley Industries, Inc. 1998 Stock Option Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Herley Industries, Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees of the Company to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b.   "Board" means the Board of Directors of the Company.

     c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

          (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

          (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

     d.   "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means the Committee referred to in Section 1.3 of the Plan.

     f. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

     g. "Company" means Herley Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     h. "Fair Market Value" means the market price of the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on NASDAQ on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

     i. "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

     j. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

     k. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan.

     l. "Option" means any option to purchase Common Stock under Section 2 of the Plan.

     m. "Participant" means any officer or employee of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

     n. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     o. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan

     The Plan shall be administered by the Committee appointed by the Board consisting of two or more members of the Board all of who shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility

     Stock options may be granted only to officers or employees of the Company or a Subsidiary or Affiliate. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  Shares

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 1,500,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, at the option of the Board or Committee, (a) all options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.

1.7  Non-Alienation of Benefits

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  Administrative Expenses

     The entire expense of administering the Plan shall be borne by the Company.

1.10 General Conditions

     a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under
          Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant ; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in
          Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of two or more members, each of whom is a non-employee director.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  Compliance with Applicable Law

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  Effective Dates

     The Plan was adopted by the Board on June 17, 1998. The Plan shall terminate on June 30, 2008.

Section 2.  OPTION GRANTS

2.1  Authority of Committee

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option").

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

     Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

2.2  Option Exercise Price

     The price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted.

     If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Incentive Stock Option Grants

     Each Incentive Stock Option will be subject to the following provisions:

        a.  Term of Option

          An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

        b.  Annual Limit

          To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock
          Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

        c.  Exercise

          Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised only in installments as follows: up to one-half of the subject shares on and after the first anniversary of the date of grant, up to all of the subject shares on and after the second such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

          An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

          Upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within one year thereafter, but only to the extent such option is exercisable on the date of such termination.

          In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

          Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

        d.  Transferability

          An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.4  Non-Qualified Stock Option Grants

        Each Non-Qualified Stock Option will be subject to the following provisions:

     a.   Term of Option

          A Non-Qualified Stock Option will be for a term of not more than ten years from the date of grant.

        b.  Exercise

          The exercise of a Non-Qualified Stock Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above except that (i) upon termination of all employment by Total Disability, the Optionee may exercise such options at any time within three years thereafter and (ii) in the event of the death of an Optionee within three years after termination on account of Total Disability of all employment with the Company, or any subsidiary or affiliate, such Optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee may exercise such Optionee's option at any time within a period of three years from the date of death.

        c.  Transferability

          A Non-Qualified Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, except as may be permitted by the Board or the Committee.

2.5  Agreements

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

                            HERLEY INDUSTRIES, INC.

The undersigned hereby appoints Lee N. Blatt and Myron Levy, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in HERLEY INDUSTRIES, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held February 1, 2000 and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1.   Election of nominees listed at right, as set forth in the proxy statement:

                              Nominees:      Adm. Thomas J. Allshouse
                                             David H. Lieberman

  [   ]  FOR all nominees at right     [   ] WITHHOLD AUTHORITY to vote
(Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)


2. To consider and act upon a proposal to ratify the adoption of a 1997 Stock Option Plan, as set forth in the proxy statement as "Exhibit A.".

      FOR  [  ]      AGAINST  [  ]           ABSTAIN  [  ]

3. To consider and act upon a proposal to ratify the adoption of a 1998 Stock Option Plan, as set forth in the proxy statement as "Exhibit B."

      FOR  [  ]      AGAINST  [  ]           ABSTAIN  [  ]

4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE LEFT HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Dated:  _____________, 2000           __________________________________[L.S.]

                                      __________________________________[L.S.]

[Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE